Stockholders' Equity and Regulatory Capital (Details) - USD ($) $ in Millions	12 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Jan. 31, 2015
Stockholders’ Equity and Regulatory Capital [Abstract]
Qualified thrift lender, description	Federal regulations require the Banks comply with the Qualified Thrift Lender (“QTL”) test, which requires that 65% of assets be maintained in housing-related finance and other specified assets.
Average total consolidated assets (in Dollars)	$ 10,000.0
Leverage ratio	9.00%
Description of coronavirus aid relief and economic security	The first of the April 2020 interim final rules reduced the minimum ratio from 9% to 8% for those banking organizations otherwise meeting the other existing qualifying criteria) as well as establishing a two-quarter grace period for qualifying community banking organizations whose leverage ratios fall below the 8% CBLR requirement, so long as the banking organization maintains a leverage ratio of 7% or greater. The second interim final rule provides a transition from the temporary 8% CBLR requirement to a 9% requirement. It establishes a minimum CBLR of 8% for the second through fourth quarters of 2020, an 8.5% minimum for 2021 and 9% thereafter, while maintaining a two-quarter grace period for qualifying community banking organizations whose leverage ratios fall no more than 100 basis points below the applicable CBLR requirement. The Company intends to continue with the existing layered ratio structure. Under this framework the Company and the Banks would be considered well-capitalized under the applicable guidelines.
Common equity tier 1 risk-based capital ratio			6.50%
Tier 1 risk-based capital ratio			8.00%
Total risk-based capital ratio			10.00%
Tier 1 leverage ratio			5.00%
Capital conservation buffer			2.50%
First Federal MHC waived dividends (in Dollars)		$ 1.9